		    SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14 (a) of the Securities
	      Exchange Act of 1934 (Amendment No. )

   Filed by the Registrant  [X]

   Filed by a Party other than the Registrant [_]

   Check the appropriate box:

   [_]  Preliminary Proxy Statement

   [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))

   [X]  Definitive Proxy Statement

   [_]  Definitive Additional Materials

   [_]  Soliciting Material Pursuant to Section 240.14a-11(c) or
	Section 240.14a-12

			    SUPERTEX, INC.
---------------------------------------------------------------------
	(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
       14a-6(j)(2).

  [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [_]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------
---------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  -----------------------------------------------------------------

  (2)  Form, Schedule or Registration Statement No.:

  -----------------------------------------------------------------

  (3)  Filing Party:

  -----------------------------------------------------------------

  (4)  Date Filed:

  -----------------------------------------------------------------

			    SUPERTEX, INC.
		NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

			    August 7, 1998


To the Shareholders:

 NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Supertex, Inc., a California corporation (the "Company"), will be held on Friday, August 7, 1998 at 10:00 a.m., local time, at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for fiscal year 1999.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

 Only shareholders of record at the close of business on June 8, 1998 are entitled to vote at the meeting.

 All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

				 BY ORDER OF THE BOARD OF DIRECTORS

				    /s/ Benedict C. K. Choy
					Secretary


Sunnyvale, California
July 1, 1998

			    SUPTERTEX, INC.
			   PROXY STATEMENT

	    SOLICITATION  OF PROXY, REVOCABILITY AND VOTING

General

 The enclosed Proxy is solicited on behalf of the Board of Directors of Supertex, Inc., a California corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders to be held on August 7, 1998 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

 Only shareholders of record at the close of business on June 8, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 12,102,014 shares of the Company's Common Stock, no par value, were issued and outstanding.

 The Annual Meeting will be held at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California
94089.  The Company's telephone number at that address is (408)
744-0100.

 These proxy solicitation materials were mailed on or about July
1, 1998 to all shareholders entitled to vote at the meeting.

Revocability of Proxies

 Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person.

Voting and Solicitation

 Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for a greater number of candidates than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. An automated system administered by the Company's transfer agent, Registrar and Transfer Company, tabulates the votes.

Quorum; Abstentions; Broker Non-Votes

 The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

 While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted.

 Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of a plan). However, with respect to a proposal that requires a majority of the outstanding shares, (such as an amendment to the articles of incorporation), an abstention or broker non-vote has the same effect as a vote against the proposal.

 The Company will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited personally or by telephone or by fax by certain of the Company's directors, officers, and regular employees - such persons will not receive additional compensation for such solicitation.

Deadline for Receipt of Shareholder Proposals

 Proposals of security holders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 1999 must be received by the Company no later than March 3, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


		PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

 A board of five (5) directors is to be elected at the meeting. Currently, the board consists of five (5) directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below. The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. In the event that any nominee of the Company declines or is unable to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will decline or will be unable to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until such person's successor has been elected and qualified. The names of the nominees and certain information about them are set forth below.

							  Director
Name of Nominee     Age     Principal Occupation           Since
Henry C. Pao        60      President/Principal             1976
			    Executive and Financial
			    Officer of the Company

Yunni Pao           83      Industrialist and               1976
			    Financier

Benedict C.K. Choy  52      Senior Vice President,          1986
			    Company Technology
			    Development

Frank C. Pao        52      President and Chief             1987
			    Executive Officer,
			    Business Systems
			    Technology Corporation

Richard E. Siegel   52      Executive Vice President        1988
			    of the Company

 Each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any director, nominee or executive officer of the Company, except as stated below.

 Henry C. Pao is a founder of Supertex and has served as President, Principal Financial and Executive Officer, and as a
Director since the Company's formation in fiscal 1976.
Previously, he worked at Fairchild

Semiconductor, Raytheon, Sperry Rand, and IBM. He has B.S., M.S., and Ph.D. degrees in Electrical Engineering from the University of Illinois at Champaign-Urbana. Dr. Pao is the son of Mr. Yunni
Pao and the brother of Frank Pao.

 Yunni Pao is an industrialist and financier. He has been a director since 1976.

 Benedict C. K. Choy, a founder of the Company, joined in 1976 as Vice President, Device Technology and Process Development, and has served as Senior Vice President since 1988. He has been a Director since 1986. Previously, he worked at Fairchild Semiconductor, National Semiconductor, and Raytheon. He has a B.S. degree in Electrical Engineering from the University of California, Berkeley.

 Frank C. Pao has been the President and CEO of Business Systems
Technology Corporation in Poughkeepsie, New York, since 1986.
He has B.S. and M.S. degrees in Electrical Engineering from the Tufts University, Medford, Massachusetts.

 Richard E. Siegel joined the Company in 1981 as National Sales Manager, was appointed Vice President of Sales and Marketing in April 1982, Senior Vice President in February 1988, and has served as Excecutive Vice President since November 1988. He has been a Director since 1988. Previously, he worked at Signetics Corporation, Fairchild Semiconductor, Ford Instrument, and Grumman Aircraft Corporation. He has a B.S. degree in Mechanical Engineering from the City College of New York, augmented with Electrical Engineering courses from Brooklyn Polytechnic Institute, New York.

Vote Required

 The five (5) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

 The Board of Directors recommends that shareholders vote for reelection of the above-named directors to the Board of the Company.

Board Meetings and Committees

 The Board of Directors of the Company held a total of two meetings during the fiscal year ended March 28, 1998.
All directors attended every meeting during such fiscal year.

 The Board of Directors has an Audit Committee, a Compensation Committee, and an Executive Stock Option Committee. The Board has no special nominating committee or any committee performing similar functions of such committee. Any member of the Board can make nominations.

Audit Committee

 The Audit Committee consists of two outside directors, Yunni Pao and Frank Pao, and Benedict Choy, an inside director who has no influence on and is not involved in the Company's financial matters. The principal functions of the Audit Committee are (1) to monitor corporate financial reporting and the internal and external audits of the Corporation (2) to review and evaluate the Company's internal control structure, and (3) to nominate independent public accountants and approve the services performed by such auditors. The Audit Committee held one meeting in fiscal year 1998 and such meeting was attended by all Audit Committee members.

Compensation Committee

 The Compensation Committee, consists of Yunni Pao, Henry C. Pao, and Benedict Choy. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to all cash-based compensation of the executive officers of the Company and all stock compensation of employees other than the executive officers. It also serves as an administrator of the Company's employee stock option plans. The Compensation Committee held one meeting in fiscal year 1998, and such meeting was attended by all Compensation Committee members.

Compensation Committee Interlocks and Insider Participation

 Benedict Choy and Henry C. Pao serve on the Compensation
Committee and are also officers of the Company. Yunni Pao, the father of Henry Pao and Frank Pao, is a member of the Company's
Compensation Committee.

Executive Stock Option Committee

 The Executive Stock Option Committee, consisting of Yunni Pao and Frank Pao, serves as an administrative arm of the Board of Directors to authorize the grant of stock options under the Company's 1991 Stock Option Plan to officers and directors of the Company eligible to receive options under such Plan.

       Report of the Compensation Committee and Executive
	Stock Option Committee of the Board of Directors

 The Compensation Committee of the Board of Directors is generally responsible for reviewing compensation and benefits of executive officers of the Company; except for the stock options to executive officers and directors of the Company, for which the Executive Stock Option Committee is responsible.

 The Company applies a consistent philosophy of compensation for all employees, including its executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and shareholders.

Compensation Philosophy. The goals of these committees are to align executive compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the
Company:

* The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other companies of similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index.

* The Company pays for relative sustained performance. Officers are rewarded based upon corporate performance, product line performance and individual performance. Corporate performance and product line performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

* The Company strives for fairness in the administration of compensation. The Company strives to achieve a balance with respect to compensation paid to the executives within the Company and in comparable companies. The Company also believes that the contributions of each member of the executive staff are vital to the success of the Company. As such, the Compensation Committee's current policy is that the CEO's base compensation does not have any bearing on the base compensation of the other officers. Similarly, any employee may receive a base compensation higher than his/her supervisor due to the particular higher technical skills required in the subordinate position.

* The Company believes that employees should understand the performance evaluation and compensation administration process. At the beginning of each focal review period in July, annual objectives for the Company are set for each officer. The CEO gives ongoing feedback on performance to each officer. Within 90 days after the end of the fiscal year, the committees evaluate the accomplishments of the key objectives, which affects decisions on merit increases and stock option grants.

Compensation Components. The Company's compensation program, which consists of cash- and equity-based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance shareholder value, motivate technological innovation and adequately reward its executive officers and other employees. These components are:

Cash-Based Compensation:

Salary. The Compensation Committee sets base salary for officers by reviewing the compensation levels for competitive positions in the market. Based on comparative data, officers were compensated within the low-to-middle salary range levels during fiscal 1998. Executive officers of the Company largely met their individual goals and the Company's overall performance set for them in fiscal 1998.

Profit-Sharing Bonus. The Company has a semiannual profit-sharing plan under which it distributes to all employees, including executive officers, ten percent of its operating profits before taxes and other adjustments. The Company believes that all employees share the responsibility of achieving profits. Accordingly, it awards a bonus to all employees based on a formula which includes employment grade level, seniority with the Company, and employee performance including attendance. As of July 1, 1998, the Company has made twenty one consecutive semiannual profit-sharing distributions.

Equity-Based Compensation:

Stock Option Grants. Stock options provide additional incentives to officers, directors, and certain management and technical employees to work to maximize stockholder value. The options vest over a defined period to encourage such employees to continue in the employ of the Company. In line with its compensation philosophy, the Company grants stock options commensurate with the employee's potential contribution to the Company, measured by his qualifications and previous work performance. Stock options were granted to various officers, management or technical employees in fiscal year 1998 for performance and promotions of existing employees, and as a part of the employment compensation package for new employees.

			   - The Compensation Committee

				    Yunni Pao       Henry C. Pao
				    Benedict C. K. Choy

Compensation of Directors

Cash Compensation. The Company currently pays cash compensation to its outside Directors for serving on the Board or committees of the Board in an amount of $500 for each Board meeting attended in person not via telephone. The Company also reimburses all outside Directors for travel and other necessary out-of-pocket expenses incurred in the performance of their services as directors.

Certain Transactions:  Lease with Company Director

 The manufacturing facility of the Company is leased from Fortuna Realty Co., a corporation owned by Supertex Director,
Yunni Pao.  The five-year operating lease agreement with Fortuna
Realty expires in February 2001. Rental expense was approximately $315,000, $321,000, and $473,000, (net of sublease income of $49,000,

$105,000, and $86,000, respectively) in fiscal 1998, 1997, and
1996, respectively. Future estimated rental payments before sublease income are $374,000 for fiscal 1999.

Security Ownership of Certain Beneficial Owners and Management

 The following table sets forth the beneficial ownership of Common Stock of the Company as of June 5, 1998 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors, (iii) by each of the Company's five most highly compensated executive officers, and (iv) by all directors and executive officers as a group:

Directors, Officers and 5% Stockholders          Shares Beneficially Owned(1)
---------------------------------------    ------------------------------------
					   Number of Shares  Percentage of Total
					   ----------------  -------------------
Account Management Corp.                     1,234,200(2)          10.2%
2 Newberry Street
Boston, MA 02116

Dimensional Fund Advisors Inc.                625,300 (3)          5.17%
1299 Ocean Ave., 11th Floor
Santa Monica, California 90401

Yunni Pao                                   1,615,552 (4)         13.35%
2 Oxford Road
Kowloon, HongKong

Frank C. Pao                                  958,500              7.92%
Business Systems Technology Corp.
330 Manchester Rd.
Poughkeepsie, New York

Henry C. Pao                                  888,350 (5)          7.27%
Supertex, Inc.
1235 Bordeaux Dr.
Sunnyvale, California 94089

Benedict C.K. Choy                            257,760 (6)          2.11%
Richard Siegel                                 36,700 (7)           (10)
Dennis Kramer                                  19,326 (8)           (10)
All Directors and Officers
 as a group (6 persons)                     4,444,188 (9)         36.38%
			 ---------------------

(1) Except as indicated in the footnotes to this table, and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Based on a filing pursuant to Section 13(g) of the Securities and Exchange Act of 1934, as amended, Account Management Corp., is deemed to have beneficial ownership of 1,234,200 shares of the Company's Common Stock as of December 31, 1997. Account Management Corporation, an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, has the sole power to dispose or to direct the disposition of all such shares.

(3) Based on a filing pursuant to Section 13(g) of the Securities and Exchange Act of 1934, as amended, Dimensional Fund Advisors Inc., ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 625,300 shares of the Company's Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Registered under Push, Inc., a British Virgin Islands investment corporation under the sole directorship of Yunni Pao. Based on a filing pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended, Push Inc. holds sole voting and dispositive power for all the shares.


(5)  Includes (i) options held by Mr. Henry Pao to purchase
     37,900 shares of Common Stock issuable upon exercising of options exercisable within 60 days of June 8, 1998, (ii) 9,100 shares of Common Stock held of record by his daughter, (iii)
     9,100 shares of Common Stock held of record by his son.

(6) Includes options held by Mr. Choy to purchase 31,800 shares of Common Stock exercisable within 60 days of June 8, 1998.

(7) Includes options held by Mr. Siegel to purchase 24,700 shares of Common Stock exercisable within 60 days of June 8, 1998.

(8) Includes options held by Mr. Kramer to purchase 18,800 shares of Common Stock exercisable within 60 days of June 8, 1998.

(9)  Includes 113,200 shares exercisable within 60 days of June
     8, 1998.

(10) Less than 1%.

Compliance with Section 16(a) of the Exchange Act

 Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") initial reports of ownership on Form 3 and changes in ownership on Form
4 or 5.   Such officers, directors and 10% stockholders are also
required by SEC rules to furnish the Company with copies of all
Section 16(a) forms they file.

 Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended March 28, 1998, all
Section 16(a) filing requirements applicable to its officers, directors, and 10% shareholders were satisfied.

Compensation of Executive Officers

 The following table shows compensation paid to  the Company's
Chief Executive Officer and each of the four other most highly compensated executive officers for the three fiscal years ended
March 28, 1998.

                   SUMMARY COMPENSATION TABLE
										  Long-Term
						Annual Compensation             Compensation(1)
				     --------------------------------------  ----------------------
						Deferred           Deferred  Securities Underlying     All other
Name and Principal Position   Year   Salary(2)   Salary  Bonus(3)   Bonus   Options (No. of Shares) Compensation(4)
---------------------------   ----   ---------  -------- --------  -------- ----------------------- ---------------
Henry  C. Pao                 1998    $139,150  $44,752  $ 1,299    $88,301               0              $1,385
 President, CEO, Director     1997     136,209   60,849    3,301     89,819          28,000               1,415
			      1996     172,212    3,247   36,800          0          33,700               2,339

Richard Siegel                1998     203,374   34,725   39,200     39,200               0               1,385
 Executive Vice President     1997     199,628   24,646   40,740     40,740          27,000               1,415
			      1996     227,166    1,601   32,200          0          33,700               2,339

Benedict C. K. Choy           1998     159,659   17,006   33,600     33,600               0               1,385
 Senior Vice President,       1997     151,162   16,062   34,920     34,920          26,000               1,415
 Technology Development       1996     170,519    1,721   27,600          0          29,500               2,339

William Numann                1998(5)  115,165        0   17,000          0          30,000               1,016
 Vice President, DMOS         1997         N/A      N/A      N/A        N/A             N/A                 N/A
 Products                     1996         N/A      N/A      N/A        N/A             N/A                 N/A

Dennis Kramer                 1998      97,952   12,216   21,000          0               0               1,343
 Vice President, Materials    1997      98,494    2,879   10,829          0          10,000               1,364
			      1996(6)      N/A      N/A      N/A        N/A             N/A                 N/A


------------------------------

(1) The Company has not issued stock appreciation rights or restricted stock awards. The Company has no "long-term incentive plan," "defined benefit plan," or "pension plan" as such terms are defined in the applicable rules.

(2) Compensation deferred at the election of executive is included in the category and in the year earned.

(3) The amounts shown in this column reflect payments under the Company's semi-annual profit-sharing plan under which all eligible employees participate. Bonus deferred at the election of the executive is included in the category and in the year earned.

(4)  The amounts disclosed in this column include:
  (a) Company contributions of $9,820, $5,200, and $4,940 in fiscal 1996, 1997, and 1998 respectively under the Supertex, Inc. Savings and Retirement Plan, a defined contribution 401(k) plan on behalf of each named executive officers.
  (b) Payment by the Company of premiums amounting to $1,797, $1,824, and $1,574 for fiscal 1996, fiscal 1997, and fiscal 1998, respectively, for term life insurance on behalf of each named executive officer. All full-time employees of the Company are covered by such term life insurance benefits.

(5)  William Numann joined Supertex, Inc. in June 1997 as  Vice
     President, DMOS Products.

(6)  Dennis Kramer became Vice President of Materials in June 1996.

 The following table shows, as to the named executive officers, information concerning options granted during fiscal 1997 and the potential realizable value of those options, assuming 5% and 10% appreciation at the end of the option term.

                     OPTION GRANTS IN LAST FISCAL YEAR
									Potential Realizable
									 Value at Assumed
				Percent of                             Annual Rates of Stock
			       Total Options                            Price Appreciation
				Granted to      Exercise                 for Option Term
		  Options      Employees in      Price     Expiration   -------------------
  Name            Granted (1)  Fiscal Year (2)  ($/Share)     Date       5% (3)     10% (3)
--------          -------      ---------------  ---------  ----------   --------   ---------
William Numann     30,000           8.26%         15.25     09/02/04    $186,248   $434,038

----------------------

(1) Options granted under the Company's 1991 Stock Option Plan typically have a 7-year term, vest over a 5-year period of employment and have an exercise price equal to the market value of the Company's Common Stock on the date of grant.

(2)  In fiscal 1998, the Company granted options representing
     378,300 shares to employees.

(3)  Potential realizable value is based on Black - Scholes
     Multiple Option model. These values are calculated based on requirements promulgated by the Securities and Exchange
     Commission and do not reflect the Company's estimate of future stock price appreciation.

The following table summarizes the information concerning stock option exercises during the last fiscal year for each named executive officer.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
           AND FISCAL YEAR-END OPTION VALUES
					     Number of Securities              Value of
					    Underlying Unexercised          Unexercised In-the-Money
					  Options at Fiscal Year-End      Options at Fiscal Year-End(*)
	     Shares Acquired    Value    ----------------------------   -------------------------------
    Name       on Exercise     Realized  Exercisable    Unexercisable   Exercisable       Unexercisable
------------ ---------------   --------  -----------    -------------   -----------       -------------
Henry C. Pao               0        $ 0       32,400           58,200     $ 224,900           $ 127,813

Richard Siegel        12,000    100,500       19,200           56,600       116,000             122,863

Benedict Choy         13,300    114,588       26,300           52,100       159,438             109,500

William Numann             0          0            0           30,000             0                   0

Dennis Kramer              0          0       18,800           13,400       117,225              33,725

------------------------------

(*) Closing market price of the Company's Common Stock on Friday, March 28, 1998 was $11.25.


		   STOCK PERFORMANCE GRAPH

 The following graph shows a five-year comparison of cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Nasdaq Electronic Components Total Return Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Comparison of Five Year Cumulative Total Return*
		   03/93   03/94   03/95   03/96   03/97   03/98
		   -----   -----   -----   -----   -----   -----
Nasdaq Composite     100    108      120     163     181     275
Total Return Index
(US Only)

Nasdaq Electronic    100    121      159     209     366     419
Components Stocks

Supertex, Inc.       100    122      307     439     409     391

*Assumes investment of $100 on April 1, 1993

    PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
		ACCOUNTANTS

 On recommendation of the Audit Committee, the Board of Directors has selected Coopers & Lybrand L.L.P. as independent public accountants to audit the financial statements of the Company for fiscal year ending March 27, 1999. Coopers &
Lybrand L.L.P. was the Company's independent public accountants for the fiscal year ending March 28, 1998. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

 The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of Coopers & Lybrand L.L.P.
as independent public accountants of the Company for the fiscal year ending March 27, 1999.

 The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company. The vote required to approve this proposal is a majority of the shares present and voting at the meeting.

OTHER MATTERS

 The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

 It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

				FOR THE BOARD OF DIRECTORS OF
				SUPERTEX, INC.


			    /s/ Benedict C. K. Choy
				Corporate Secretary

Dated:  July 1, 1998

		THIS PROXY IS SOLICITED ON BEHALF OF
			THE BOARD OF DIRECTORS
			    SUPERTEX, INC.
	   ANNUAL MEETING OF SHAREHOLDERS, AUGUST 7, 1998

 The undersigned shareholder of SUPERTEX, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 1, 1998, and hereby appoints Henry C. Pao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SUPERTEX, INC., to be held on August 7, 1998, at 10:00 a.m., local time, at the principal offices of the Company, located at 1235 Bordeaux Drive, Sunnyvale, California, 94089 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the opposite side.

 THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY
DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF
DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS &
LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR
ENDING MARCH 27, 1999, AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH
OTHER MATTERS AS MAY COME BEFORE THE MEETING.

 SUCH ATTORNEY OR SUBSTITUTE SHALL BE PRESENT AND SHALL ACT AT
THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY
EXERCISE ALL OF THE POWERS OF SUCH ATTORNEY-IN-FACT HEREUNDER.

	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.  ELECTION OF DIRECTORS (except as marked:
    to the contrary below):

    [ ]  FOR all nominees
    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
    [ ]  FOR ALL EXCEPT

    Nominees:  Benedict Choy; Frank C. Pao; Henry C. Pao;
	       Richard Siegel; Yunni Pao

    Instruction: To withhold authority to vote for any
		 individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

   _______________________________________________


2.  PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND
    L.L.P. AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE
    FISCAL YEAR ENDING MARCH 27, 1999:

    [ ]  FOR
    [ ]  AGAINST
    [ ]  ABSTAIN

    In his discretion, the Proxy is authorized to vote upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

 Please be sure to sign and date this Proxy in the box below.

 If shares are jointly held, each holder should sign. If signing for estates, trusts, corporations, or partnerships, title and capacity should be stated.


  Signature: ____________________ Date: ________


  Signature: ____________________ Date: ________

PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS
HEREON, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.